AIM ETF Products Trust
(the “Trust”)
And the Trust’s series
AllianzIM U.S. Large Cap Buffer10 Oct ETF
AllianzIM U.S. Large Cap Buffer20 Oct ETF
(each a “Fund” and together the “Funds”)

Supplement, dated September 30, 2021
to each Fund’s Prospectus, dated February 1, 2021

This supplement updates certain information contained in each Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in each Fund’s prospectus, each Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Funds’ current Outcome Period began on October 1, 2020, and will end on September 30, 2021. Following the end of this Outcome Period, each Fund will reset and commence a new Outcome Period beginning October 1, 2021, and ending on September 30, 2022. At the beginning of the new Outcome Period, the Cap resets.

The Cap for each Fund for the new Outcome Period will be as shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	New Outcome Period Cap
AllianzIM U.S. Large Cap Buffer10 Oct ETF	AZAO	12.75% (before management fee) 12.01% (after management fee)
AllianzIM U.S. Large Cap Buffer20 Oct ETF	AZBO	6.80% (before management fee) 6.06% (after management fee)

Each Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

Each Fund’s prospectus therefore is amended to revise all references (i) to the dates associated with the Outcome Period to reflect the new Outcome Period of October 1, 2021, through September 30, 2022, and (ii) to the Cap to reflect the corresponding Cap set forth in the table above.

AIM ETF Products Trust
(the “Trust”)
And the Trust’s series
AllianzIM U.S. Large Cap 6 Month Buffer10 Apr/Oct ETF
(the “Fund”)

Supplement, dated September 30, 2021
to the Fund’s Prospectus, dated September 14, 2021

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in the Fund’s prospectus, the Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Fund’s initial Outcome Period will begin October 1, 2021, and end on March 30, 2022. The Cap for the initial Outcome Period will be as shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets over the stated Outcome Period:

Fund Name	Ticker	Estimated Cap Range
AllianzIM U.S. Large Cap 6 Month Buffer10 Apr/Oct ETF	SIXO	6.00% (before management fee) 5.63% (after management fee)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

The Fund’s prospectus therefore is amended to revise all references to the Cap to reflect the Cap set forth in the table above.